Form 8-K/A
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       United Dominion Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends its Current Report on Form 8-K dated May 17, 1994 by adding the Historical Summary of Revenues and Certain Rental Expenses, the Estimates of Net Income and Funds Generated and the Pro Forma Condensed Financial Statements (Unaudited) and the Notes thereto, as set forth on the pages attached hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Real Estate Properties Acquired
(b)  Pro Forma Financial Information
(c)  Exhibits
       (23) Consents of Experts


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   UNITED DOMINION REALTY TRUST, INC.
                                              (Registrant)



                                   /s/  Jerry A. Davis
                                   Jerry A. Davis
                                   Vice President
                                   Corporate Controller


Date:July 28, 1994

                      Letterhead of L. P. Martin & Company





                          Independent Auditors' Report




To the Owners of
Walnut Creek Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Walnut Creek Apartments for the year ended December 31, 1993. This financial statement is the responsibility of the management of Walnut Creek Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Walnut Creek Apartments revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Walnut Creek Apartments for the year ended December 31, 1993, in conformity with generally accepted accounting principles.


/s/ L. P. Martin & Company, P.C.
L. P. Martin & Company, P.C.
Certified Public Accountants
June 24, 1994

                            WALNUT CREEK APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1993







REVENUES FROM RENTAL PROPERTY                          $     3,414,826

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                                            249,060
  Repairs and Maintenance                                      423,318
  Utilities                                                    148,421
  Property Management Fees (Note 3)                            137,807
  Other Operating Expenses                                     363,148

     TOTAL RENTAL PROPERTY EXPENSES                          1,321,754

     INCOME FROM RENTAL OPERATIONS                    $      2,093,072










The accompanying notes are an integral part of this statement.

                            WALNUT CREEK APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1993



NOTE 1 - BASIS OF PRESENTATION

Walnut Creek Apartments (The Property) consists of a 576 unit garden style residential apartment community located in Raleigh, North Carolina, together with the existing leases. The assets that comprise the Property have been held as investments of Linpro North Carolina Apartments I Limited Partnership and Linpro North Carolina Apartments II Limited Partnership, North Carolina limited partnerships (the owners), throughout the year ended December 31, 1993. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through LCOR Incorporated, an
affiliate of the owners of the property.   Fees for such services were 4% of
gross receipts from operations, as defined in the property management agreement.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on May 17, 1994. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       UNITED DOMINION REALTY TRUST, INC.

                           CERTAIN PROPERTY ACQUIRED
                SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1993




Rental income                                                        $3,414,826
Rental expenses (excluding depreciation):
       Utilities                                        $148,421
       Repairs and maintenance                           423,318
       Real estate taxes                                 249,060
       Property management                               137,807
       Other rental expenses                             363,148      1,321,754
Excess of revenues over certain rental expenses                      $2,093,072



                           CERTAIN PROPERTY ACQUIRED
                SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994




Rental income                                                        $  888,662
Rental expenses (excluding depreciation):
       Utilities                                        $ 39,686
       Repairs and maintenance                           113,056
       Real estate taxes                                  63,312
       Property management                                35,590
       Other rental expenses                              91,068        342,712
Excess of revenues over certain rental expenses                      $  545,950

                       UNITED DOMINION REALTY TRUST, INC.

            NOTES TO SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES


       The summaries of revenues and certain rental expenses reflect the operations of Walnut Creek Apartments (the "Property") for the year ended December 31, 1993 based upon the audited statement of rental operations of the property appearing elsewhere herein and for the three month period ended March 31, 1994 based upon the unaudited statements of rental operations of the property through the date on which it was acquired. During 1993 and a portion of 1994, the property was owned and operated by an entity other than United Dominion Realty Trust (the "Trust").

       The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

       In assessing the property, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                       UNITED DOMINION REALTY TRUST, INC.

              PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


       The following pro forma balance sheet at March 31, 1994 gives effect to the acquisition by the Trust of Walnut Creek Apartments purchased on December 31, 1993 from LINPRO North Carolina Apartment I & II Limited Partnership, a North Carolina limited partnership.

       The pro forma condensed statements of operations for the year ended December 31, 1993 and the three months ended March 31, 1994 assume the acquisition of the property as if it had occurred on January 1, 1993.

       The pro forma condensed statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisition been completed on the date indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 (included in the Trust's Form 10-K for the year ended December 31, 1993) and the unaudited financial statements as of March 31, 1994 and for the three months then ended (included in the Trust's Form 10-Q for the period ended March 31, 1994) and the accompanying notes.

                                         UNITED DOMINION REALTY TRUST, INC.
                                        PRO FORMA BALANCE SHEET (UNAUDITED)
                                                   MARCH 31, 1994
                                         (In thousands, except share data)


                                                               ACQUISITIONS
                                                           PREVIOUSLY REPORTED
                                                                ON FORM 8-K
                                                           DATED APRIL 15, 1994
                                                               AND FORM 8-K             PRO FORMA
                                          HISTORICAL        DATED MAY 26, 1994 (2)    ADJUSTMENTS (1)    PRO FORMA
ASSETS

Real estate owned
  Apartments                               $532,227               $184,345               $24,888          $741,460
  Shopping centers                           74,450                                                         74,450
  Office and industrial buildings             4,593                                                          4,593
                                            611,270                184,345                24,888           820,503
  Less accumulated depreciation              97,150                                                         97,150
                                            514,120                184,345                24,888           723,353

Cash and cash equivalents                    10,489                                                         10,489
Other assets                                 10,993                                                         10,993

                                           $535,602               $184,345               $24,888          $744,835

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                      $72,660                $11,717               $    --           $84,377
Notes payable                               188,101                 58,199                24,888           271,188
Accounts payable, accrued expenses
  and other liabilities                      10,631                                                         10,631
Distributions payable to shareholders         8,130                                                          8,130

                                            279,522                 69,916                24,888           374,326

Shareholders' equity:
  Common stock, $1 par value
    60,000,000 shares authorized,
    41,703,785 shares issued and
    outstanding (50,183,185 in pro forma)    41,704                  8,479                                  50,183
  Additional paid-in capital                302,981                105,950                                 408,931
  Notes receivable from officer
    shareholders                             (4,096)                                                        (4,096)
  Distributions in excess of net income     (84,509)                                                       (84,509)

Total shareholders' equity                  256,080                114,429                                 370,509

                                           $535,602               $184,345               $24,888          $744,835

                                     UNITED DOMINION REALTY TRUST, INC.
                          PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                                     THREE MONTHS ENDED MARCH 31, 1994
                                   (In thousands, except per share data)



                                                ACQUISITIONS
                                            PREVIOUSLY REPORTED
                                                ON FORM 8-K              ACQUISITIONS
                                           DATED APRIL 15, 1994      PREVIOUSLY REPORTED     PREVIOUSLY
                                               AND FORM 8-K              ON FORM 8-K         PRO FORMA      PRO FORMA
                             HISTORICAL   DATED MAY 26, 1994 (2)   DATED MAY 17, 1994 (3)   ADJUSTMENTS    ADJUSTMENTS    PRO FORMA
Income

Property operations:
  Rental income               $26,706            $8,693                    $889                                            $36,288
  Property expenses:
    Utilities                   2,712               817                      40                                              3,569
    Repairs and maintenance     3,716             1,414                     113                                              5,243
    Real estate taxes           1,802               632                      63                                              2,497
    Property management           921               427                      36               (181) (4)                      1,203
    Other operating expenses    2,234             1,314                      91               (139) (5)                      3,500
    Depreciation of real
     estate owned               5,706                                                        1,169  (6)      166 (7)         7,041
                               17,091             4,604                     343                849           166            23,053
Income from property
 operations                     9,615             4,089                     546               (849)         (166)           13,235
Interest income                   114                                                                                          114

                                9,729             4,089                     546               (849)         (166)           13,349
Expenses
  Interest                      4,655                                                        1,325  (6)      306 (8)         6,286
  General and administrative    1,474                                                                                        1,474
  Other depreciation and
   amortization                   185                                                                                          185

                                6,314                 0                       0              1,325           306             7,945

Income before gains (losses)
 on investments and
 extraordinary item             3,415             4,089                     546             (2,174)         (472)            5,404

Gains (losses) on sale of
 investments
Net income                     $3,415            $4,089                    $546            ($2,174)        $(472)           $5,404
Earnings per share             $  .08                                                                                       $  .11
Average shares outstanding     41,688             8,479                                                                     50,167

                                              UNITED DOMINION REALTY TRUST, INC.
                                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                                            FOR THE YEAR ENDED DECEMBER 31, 1993
                                            (In thousands, except per share data)

                                                ACQUISITIONS
                                            PREVIOUSLY REPORTED
                                                ON FORM 8-K              ACQUISITIONS
                                           DATED APRIL 15, 1994      PREVIOUSLY REPORTED     PREVIOUSLY
                                               AND FORM 8-K              ON FORM 8-K         PRO FORMA      PRO FORMA
                             HISTORICAL   DATED MAY 26, 1994 (2)   DATED MAY 17, 1994 (3)   ADJUSTMENTS    ADJUSTMENTS    PRO FORMA
Income
Property operations:
  Rental income               $89,084           $35,389                  $3,415                                           $127,888
  Property expenses:
    Utilities                   7,838             2,867                     148                                             10,853
    Repairs and maintenance    13,950             5,423                     423                                             19,796
    Real estate taxes           5,777             2,576                     249                                              8,602
    Property management         2,782             1,722                     138                                              3,923
    Other operating expenses    7,512             5,401                     364               (719) (4)                     12,723
    Depreciation of real                                                                      (554) (5)
     estate owned              19,764                                                        5,372  (6)        663 (7)      25,799
                               57,623            17,989                   1,322              4,099             663          81,696

Income from property
 operations                    31,461            17,400                   2,093             (4,099)           (663)         46,192
Interest income                   708                                                                                          708
                               32,169            17,400                   2,093             (4,099)           (663)         46,900
Expenses
  Interest                     16,938                                                        5,614  (6)      1,225 (8)      23,777
  General and administrative    3,349                                                                                        3,349
  Other depreciation and
   amortization                   596                                                                                          596

                               20,883                                                        5,614           1,225          27,722

Income before gains on sales
 ofinvestments and
 extraordinary items           11,286            17,400                    2,093             (9,713)         (1,888)         19,178

Gains (losses) on sale
  of investments                  (89)                                                                                         (89)

Net income                    $11,197           $17,400                   $2,093            $(9,713)        ($1,888)        $19,089
Earnings per share            $   .29                                                                                       $   .41
Average shares outstanding     38,202             8,479                                                                      46,681

                       UNITED DOMINION REALTY TRUST, INC.

         NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1. To record the purchase of Walnut Creek Apartments, (the "Property"), acquired after March 31, 1994, assuming that the acquisition was financed with unsecured bank borrowings.

2. Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated April 15, 1994 and Form 8-K dated May 26, 1994" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K dated April 15, 1994 and Form 8-K dated May 26, 1994. The Form 8-K dated May 26, 1994, included the combined audited Statements of Rental Operations for the year ended December 31, 1993 and the combined unaudited Statements of Rental Operations for the three months ended March 31, 1994 for 21 apartment properties which were purchased on July 1, 1994 and 4 apartment properties that will be purchased on August 16, 1994.

3. To record historical results of the property for the year ended December 31, 1993 and the three months ended March 31, 1994 as if the property had been owned throughout each period presented.

4. To record the net decrease in property management fees for the acquisitions previously reported to the Securities and Exchange Commission on Form 8-K dated April 15, 1994 and Form 8-K dated May 26, 1994. The Trust internally manages its apartment properties at a cost of approximately 3% of rental income.

5. To record the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less than the historical insurance expense of the Portfolio Acquisition previously reported to the Securities and Exchange Commission on Form 8-K dated May 26, 1994.

6. To record depreciation and interest expense on the acquisitions previously reported to the Securities and Exchange Commission on Form 8-K dated April 15, 1994 and Form 8-K dated May 26, 1994.

7. To record depreciation based upon the allocation of the purchase price depreciated over estimated useful lives between 15 and 35 years using the straight line method.

8. To record interest expense on bank debt used to finance the acquisition at assumed interest rates equal to market rates in effect at the time of each respective acquisition.